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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 18, 1998


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

                  (AS DEPOSITOR UNDER THE POOLING AND SERVICING
               AGREEMENT, DATED AS OF DECEMBER 1, 1998, PROVIDING
               FOR THE ISSUANCE OF CALLABLE FLOATING RATE MORTGAGE
                           PASS-THROUGH CERTIFICATES,
                                SERIES 1998-NC5)


                 Salomon Brothers Mortgage Securities Vii, Inc.
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             (Exact name of registrant as specified in its charter)


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           Delaware                  333-62737                13-3439681
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(State or Other Jurisdiction       (Commission            (I.R.S. Employer
of Incorporation)                  File Number)           Identification Number)

Seven World Trade Center
New York, New York                                              10048
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (212) 783-5659
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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:



                           Item 601(a) of
                           Regulation S-K
Exhibit No.                Exhibit No.                  Description
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    1                           23            Consent of Independent Accountants

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   December 18, 1998

                                       SALOMON BROTHERS MORTGAGE
                                       SECURITIES VII, INC.



                                       By:  /s/ Vincent J. Varca
                                            ----------------------------
                                       Name:    Vincent J. Varca
                                       Title:   Assistant Vice President

                                INDEX TO EXHIBITS
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 Exhibit No.                 Description                             Page
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       1             Consent of PricewaterhouseCoopers L.L.P.         5